AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
September 2013

For the month of September 2013, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.01% and a net return of 0.98%. Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.95% for the month.

September gross relative performance: 0.06%

Performance for periods ended September 30, 2013 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	(2.15%)	(1.94%)	3.09%	5.55%	4.98%
HIT Total Net Rate of Return	(2.47%)	(2.36%)	2.65%	5.10%	4.55%
Barclays Capital Aggregate Bond Index	(1.89%)	(1.68%)	2.86%	5.41%	4.59%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio -hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Mixed performance of the HIT’s agency multifamily mortgage-backed securities (MBS) as Fannie Mae multifamily DUS securities spreads tightened and Ginnie Mae permanent and construction/permanent loan certificate spreads expanded relative to Treasuries. DUS spreads tightened across all structures, with the benchmark 10/9.5s contracting by 4 basis points (bps). The HIT had 22.3% of its portfolio invested in DUS securities across various structures as of the September 30, 2013. In contrast, Ginnie Mae permanent and construction/permanent loan certificate spreads widened by 11 and 21 bps, respectively.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 26, 7, -5, and 8 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Approximately 89% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise (GSE) guarantee compared to 73% for the Barclays Aggregate at the end of September.

●
Weak performance by corporate bonds, the worst performing major sector in the Barclays Aggregate with excess returns of -14 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 21.9% of the index as of September 2013.

AFL-CIO HOUSING INVESTMENT TRUST                                                September 2013 Performance Commentary

●	The portfolio’s overweight to municipal bonds, which are not in the Barclays Aggregate, as the municipal sector performed well over the month.

Negative contributions to the HIT’s performance included:

●
The HIT’s underweight to single family agency MBS (RMBS) as this major investment class was the best performing in the Barclays Aggregate with excess returns of 63 bps. As of September 30, the portfolio had a 25.7% allocation compared to 29.5% for the index.

●
The portfolio’s slightly short relative duration as interest rates declined across the yield curve. Two-year, 5-year, 10-year, and 30-year Treasuries fell by 8 bps, 26 bps, 17 bps, and 1 bp, respectively.

September 2013 Sector Performance

Sector	Absolute	Excess Return	Modified Adjusted
	Return	(bps)	Duration

U.S. Treasuries	+0.70%	0	5.08
Agencies	+0.83%	+20	3.99
Single family agency MBS (RMBS)	+1.41%	+63	5.40
Corporates	+0.69%	-14	6.85
Commercial MBS (CMBS)	+0.92%	+37	3.19
Asset-backed securities (ABS)	+0.56%	+14	2.60

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	8/31/13	9/30/13	Change
1 Month	0.023%	0.023%	0.000%
3 Month	0.023%	0.008%	-0.015%
6 Month	0.053%	0.030%	-0.023%
1 Year	0.117%	0.089%	-0.028%
2 Year	0.401%	0.319%	-0.082%
3 Year	0.782%	0.612%	-0.170%
5 Year	1.642%	1.382%	-0.260%
7 Year	2.252%	2.006%	-0.246%
10 Year	2.785%	2.611%	-0.174%
30 Year	3.700%	3.686%	-0.014%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.